UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Scott’s Liquid Gold-Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

Scott’s Liquid Gold-Inc., a Colorado corporation, is filing definitive additional materials contained in this Schedule 14A in connection with a definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 28, 2022. The proxy cards and ballots included in the definitive proxy statement filed with the SEC on April 28, 2022 were updated and should be replaced in their entirety by the definitive additional materials included in this Schedule 14A.

SCOTT'S LIQUID GOLD-INC. 8400 E. CRESCENT PARKWAY, SUITE 450 GREENWOOD VILLAGE, CO 80111 ATTN: SHELLEY KENNISON SCAN TO VIEW MATERIALS & VOTE  VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:59 p.m., Mountain Time the day before the meeting date. Have your ESOP Ballot in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, ESOP Ballots and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 9:59 p.m., Mountain Time the day before the meeting date. Have your ESOP Ballot in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your ESOP Ballot and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D86168-Z82468 KEEP THIS PORTION FOR YOUR RECORDS THIS ESOP BALLOT IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SCOTT'S LIQUID GOLD-INC. The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Nominees: 01) Rimmy Malhotra 02) Tisha Pedrazzini 03) Daniel J. Roller For All Withhold All For All Except  To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposal: 2. Approve, on an advisory basis, named executive officer compensation For Against Abstain Please sign exactly as your name(s) appear(s) hereon. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important notice regarding availability of proxy materials for the Annual Meeting of Shareholders to be held on June 2, 2022 or any adjournment thereof: The Proxy Statement for the Annual Meeting, the form of proxy and the Annual Report on Form 10-K for the year ended December 31, 2021 are available at the Company's website at www.slginc.com under the "Investor Relations" tab. D86169-Z82468 Scott's Liquid Gold-Inc. Employee Stock Ownership Plan ESOP Ballot As a participant in the Scott's Liquid Gold-Inc. Employee Stock Ownership Plan (the "Plan"), you are receiving from the Trustee, David M. Arndt, the enclosed ESOP Ballot in connection with the Scott's Liquid Gold-Inc. (the "Company")Annual Meeting of Shareholders to be held at 9:00 a.m., Mountain Time, on June 2, 2022. The sole assets of the Plan are shares of common stock of the Company which are held in the Company's Employee Stock Ownership Trust (the "Trust," collectively with the Plan, the "ESOP"). As a precaution due to the outbreak of Coronavirus Disease 2019 (COVID-19), the Company is planning for the possibility that the Annual Meeting may be held only through remote communication. If the Company takes this step, we will announce it in advance of the Annual Meeting together with details about how to participate. As a participant, a certain number of shares have been allocated to your account in the ESOP (your "ESOP Stock"). You are entitled to direct the Trustee of the Plan as to how you want the Trustee to vote your ESOP Stock at the Annual Meeting of Shareholders. Note that you are not, yourself, entitled to vote your ESOP Stock at the Annual Meeting of Shareholders. You are also receiving the Proxy Statement to provide you with information concerning the matters to be voted on at the Annual Meeting of Shareholders. The shares allocated to ESOP participants who fail to properly or timely complete their ESOP Ballots are voted by the Trustee as provided under the terms of the ESOP. Continued and to be signed on reverse side

SCOTT'S LIQUID GOLD-INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D86170-P73115 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SCOTT'S LIQUID GOLD-INC. The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Nominees: 01) Rimmy Malhotra 02) Tisha Pedrazzini 03) Daniel J. Roller For All Except For All Withhold All To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposal: Against Abstain For 2. Approve, on an advisory basis, named executive officer compensation Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D86171-P73115 PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS To Be Held June 2, 2022 This proxy is solicited by the Board of Directors The enclosed proxy is solicited by and on behalf of the Board of Directors of Scott's Liquid Gold-Inc., a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 9:00 a.m., Mountain Time, onJune 2, 2022 at the Company's offices located at 8400 E. Crescent Parkway, Suite 450, Greenwood Village, CO 80111, or any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the shareholders of the Company on or about April 28, 2022. As a precaution due to the outbreak of Coronavirus Disease 2019 (COVID-19), the Company is planning for the possibility that the Annual Meeting may be held only through remote communication. If the Company takes this step, we will announce it in advance of the Annual Meeting together with details about how to participate. Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's Corporate Secretary, by voting in person at the meeting or by filing at the meeting a later executed proxy. By signing the proxy, you revoke all prior proxies and appoint David M. Arndt and Caitlin Edwards, and each of them acting in the absence of the other, with full power of substitution, as your proxies to vote all the shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and any adjournment thereof. If no choice is specified, the proxy will vote "FOR" the election of directors and "FOR" the executive compensation. The proxy may vote in his/her discretion on such other business as may properly come before the meeting or any adjournment thereof. Continued and to be signed on reverse side